Exhibit 99.1

Brookdale Appoints Nick Stengle as CEO

Proven Executive Brings Extensive Experience in Senior Living, Healthcare, and Hospitality and Track Record of Driving Durable, Sustainable Operational Excellence

NASHVILLE, Tenn., October 2, 2025 – Brookdale Senior Living Inc. (NYSE: BKD) ("Brookdale" or the "Company") today announced the appointment of Nick Stengle as Chief Executive Officer and as a member of the Brookdale Board of Directors, effective October 6, 2025. Mr. Stengle succeeds Denise W. Warren, who served as Interim CEO since April of 2025 and who will resume her role as Non-Executive Chairman of the Board.

Mr. Stengle, whose appointment is the result of a comprehensive search led by the Board’s Search Committee, brings to Brookdale a deep understanding of the senior living, healthcare, and hospitality industries with extensive leadership and operations experience, including in multi-site, geographically dispersed healthcare settings. Since 2022, he has served as President and Chief Operating Officer of Gentiva, a leading provider of hospice, palliative, and home health services with over 12,000 associates and approximately 550 locations across 38 states. Prior to that, Mr. Stengle served as EVP and Chief Operating Officer for Sunrise Senior Living where he led all community operations, sales, marketing, and clinical operations for approximately 250 communities, providing care to over 20,000 residents. Additionally, during his 11-year career with the United States Air Force, Mr. Stengle served in a variety of leadership positions, including as a Top Gun Instructor Pilot, Combat Fighter Pilot, Flight Commander, and Deputy Director of Operations – experience that shaped his disciplined, mission-driven, collaborative leadership style.

“While I have enjoyed my time as Interim CEO, I am confident Nick has the strategic acumen, vision, and leadership skills to build on our strong momentum at this pivotal point in Brookdale’s history,” said Ms. Warren. “His impressive track record of driving durable operational performance while building a culture of teamwork, excellence, and accountability uniquely positions him to ensure the Company thrives by continuing to provide high quality care and experiences for our residents and our associates, with emphasis on growing our Adjusted EBITDA and unlocking the significant amount of intrinsic value in Brookdale.”

“I’ve long respected Brookdale as a leading senior living operator, and it is an honor to join this talented team,” said Mr. Stengle. “Brookdale has a strong foundation in place with compelling long-term growth drivers, and I believe the Company is well positioned to extend its leadership position in the industry as we enter the next chapter and capitalize on attractive industry demographics. I look forward to building on the Company’s recent success and to capturing the significant opportunities ahead to drive shareholder value.”

With the addition of Mr. Stengle, the Brookdale Board will be comprised of nine highly-qualified directors with complementary and relevant skillsets, eight of whom will be independent.

About Nick Stengle

Mr. Stengle joins Brookdale from Gentiva, a leading provider of end-of-life care, where he served as President and Chief Operating Officer. Previously in his career, he had served as EVP and Chief Operating Officer for Kindred at Home, Gentiva’s predecessor company. In between his two stints at Gentiva, Mr. Stengle served as EVP and Chief Operating Officer for Sunrise Senior Living, a senior living services provider with approximately 250 communities in the United States and Canada. During his career, Mr. Stengle led major transformation projects as a member of the portfolio operations team at global investment firm TPG Capital. He also led North American Operations for HMSHost International with more than 30,000 employees and hospitality operations in 84 airports and 105 motorway travel plazas. Before that, he served as VP of Global Operations for Marriott International and was a project leader for the Boston Consulting Group, where he led engagements focused on strategic growth, operational process improvement, pricing strategy, and organizational design.

Mr. Stengle served 11 years in the United States Air Force, holding multiple positions during his service, including as a Top Gun Instructor Pilot, Combat Fighter Pilot, Flight Commander, and Deputy Director of Operations after graduating from the U.S. Air Force Academy with academic and military honors. Mr. Stengle holds an MBA from Touro University.

About Brookdale Senior Living

Brookdale Senior Living Inc. is the nation's premier operator of senior living communities. With 623 communities across 41 states and the ability to serve approximately 57,000 residents as of September 30, 2025, Brookdale is committed to its mission of enriching the lives of seniors through compassionate care, clinical expertise, and exceptional service. The Company, through its affiliates, operates independent living, assisted living, memory care, and continuing care retirement communities, offering tailored solutions that help empower seniors to live with dignity, connection, and purpose. Leveraging deep expertise in healthcare, hospitality, and real estate, Brookdale creates opportunities for wellness, personal growth, and meaningful relationships in settings that feel like home. Guided by its four cornerstones of passion, courage, partnership, and trust, Brookdale is committed to delivering exceptional value and redefining senior living for a brighter, healthier future. Brookdale's stock trades on the New York Stock Exchange under the ticker symbol BKD. For more information, visit brookdale.com or connect with Brookdale on Facebook at facebook.com/brookdaleseniorliving or YouTube at youtube.com/BrookdaleLiving.

Forward-Looking Statements

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company's intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "could," "would," "potential," "intend," "expect," "endeavor," "seek," "anticipate," "estimate," "believe," "project," "predict," "continue," "plan," "target," "annualized," or other similar words or expressions, and include statements regarding the Company's expected financial and operational results. These forward-looking statements are based on certain assumptions and expectations, and the Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company's operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, events which adversely affect the ability of seniors to afford resident fees, including downturns in the economy, housing market, consumer confidence, or the equity markets and unemployment among resident family members; the effects of senior housing construction and development, lower industry occupancy, and increased competition; conditions of housing markets, regulatory changes, acts of nature, and the effects of climate change in geographic areas where the Company is concentrated; terminations of the Company's resident agreements and vacancies in the living spaces it leases; changes in reimbursement rates, methods, or timing under governmental reimbursement programs including the Medicare and Medicaid programs; failure to maintain the security and functionality of the Company's information systems, to prevent a cybersecurity attack or breach, or to comply with applicable privacy and consumer protection laws, including HIPAA; the Company's ability to complete its capital expenditures in accordance with its plans; the Company's ability to identify and pursue development, investment, and acquisition opportunities and its ability to successfully integrate acquisitions; competition for the acquisition of assets; the Company's ability to complete pending or expected disposition, acquisition, or other transactions on agreed upon terms or at all, including in respect of the satisfaction of closing conditions, the risk that regulatory approvals are not obtained or are subject to unanticipated conditions, and uncertainties as to the timing of closing, and the Company's ability to identify and pursue any such opportunities in the future; risks related to the implementation of the Company's strategy, including initiatives undertaken to execute on the Company's strategic priorities and their effect on its results; any resurgence or variants of the COVID-19 pandemic; limits on the Company's ability to use net operating loss carryovers to reduce future tax payments; delays in obtaining regulatory approvals; the risks associated with tariffs and the uncertain duration of trade conflicts; disruptions in the financial markets or decreases in the appraised values or performance of the Company's communities that affect the Company's ability to obtain financing or extend or refinance debt as it matures and the Company's financing costs; the Company's ability to generate sufficient cash flow to cover required interest, principal, and long-term lease payments and to fund its planned capital projects; the effect of any non-compliance with any of the Company's debt or lease agreements (including the financial or other covenants contained therein), including the risk of lenders or lessors declaring a cross default in the event of the Company's noncompliance with any such agreements and the risk of loss of the Company's property securing leases and indebtedness due to any resulting lease terminations and foreclosure actions; the inability to renew, restructure, or extend leases, or exercise purchase options at or prior to the end of any existing lease term; the effect of the Company's indebtedness and long-term leases on the Company's liquidity and its ability to operate its business; increases in market interest rates that increase the costs of the Company's debt obligations; the Company's ability to obtain additional capital on terms acceptable to it; departures of key officers and potential disruption caused by changes in management; increased competition for, or a shortage of, associates, wage pressures resulting from increased competition, low unemployment levels, minimum wage increases and changes in overtime laws, and union activity; environmental contamination at any of the Company's communities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against the Company, including putative class action complaints; negative publicity with respect to any lawsuits, claims, or other legal or regulatory proceedings; costs to respond to, and adverse determinations resulting from, government inquiries, reviews, audits, and investigations; the cost and difficulty of complying with increasing and evolving regulation, including new disclosure obligations; changes in, or its failure to comply with, employment-related laws and regulations; the risks associated with current global economic conditions and general economic factors on the Company and the Company's business partners such as inflation, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, tax rates, tariffs, geopolitical tensions or conflicts, and uncertainty surrounding a new presidential administration, the impact of seasonal contagious illness or other contagious disease in the markets in which the Company operates; actions of activist stockholders; as well as other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"), including those set forth in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management's views as of the date of this press release. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this press release to reflect any change in the Company's expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

Contact:
Mike Grant
615-564-8104
mike.grant@brookdale.com